UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2010

F & M Bank Corp.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111
Timberville, Virginia 22853
(540) 896-8941
(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 23, 2010, Julian D. Fisher retired from the Board of Directors of F & M Bank Corp. (the “Company”). Mr. Fisher joined the Company’s Board of Directors in 1990 and had served as its Chairman since 2004. Mr. Fisher’s retirement was the result of reaching the Company’s mandatory retirement age pursuant to its Bylaws and was not as the result of any disagreement with the Company.

Also on September 23, 2010, the Company’s Board of Directors elected Thomas L. Cline to serve as Chairman of the Board of Directors. Mr. Cline has served on the Company’s Board of Directors since 1991.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F & M Bank Corp.

By:	/s/Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Financial Officer

Date:  October 1, 2010